    As filed with the Securities and Exchange Commission on January 25, 2002
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                            NETWORKS ASSOCIATES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------

            DELAWARE                                            77-0316593
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                               3965 FREEDOM CIRCLE
                              SANTA CLARA, CA 95054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [ ]

 Securities Act registration statement file number to which this form relates:

                                   ----------

       Securities to be registered pursuant to Section 12(b) of the Act:

         TITLE OF EACH CLASS                        NAME OF EACH EXCHANGE ON WHICH EACH
         TO BE SO REGISTERED                             CLASS IS TO BE REGISTERED
---------------------------------------             -----------------------------------
COMMON STOCK, PAR VALUE $0.01 PER SHARE                    NEW YORK STOCK EXCHANGE

       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)

================================================================================

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The class of securities to be registered hereby is the common stock, and associated rights, par value $0.01 per share (the "Common Stock"), of Networks Associates, Inc., a Delaware corporation (the "Company").

        The description of the Company's Common Stock is hereby incorporated by reference to the Company's registration statement on Form S-1, filed with the Securities and Exchange Commission on August 20, 1992 (file no. 33-51042).

        The description of the rights associated with the Company's Common Stock is hereby incorporated by reference to the Company's registration statement on Form 8-A, as filed with the Securities and Exchange Commission on October 22, 1998.

ITEM 2. EXHIBITS.

        All exhibits required by Instruction II to Item 2 will be provided to the New York Stock Exchange.

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    NETWORKS ASSOCIATES, INC.



Date: January 14, 2002              By: /s/ Stephen C. Richards
                                       -------------------------------------
                                       Stephen C. Richards
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer

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